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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 6, 2002




                            Host Marriott Corporation
               (Exact Name of Registrant as Specified in Charter)




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


            Maryland                          001-05664                       53-0085950
(State or Other Jurisdiction of        (Commission File Number)      (IRS Employer Identification
         Incorporation)                                                          No.)



                 10400 Fernwood Road
                 Bethesda, Maryland                                          20817
      (Address of Principal Executive Offices)                             (Zip Code)
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       Registrant's telephone number, including area code: (301) 380-9000



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Item 5.   Other Events.

General

On June 6, 2002, Host Marriott, L.P. (the "Operating Partnership"), of which we are the sole general partner, entered into a new bank credit facility with Deutsche Bank Trust Company Americas, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Wells Fargo Bank, N.A., Citicorp Real Estate, Inc., and Credit Lyonnais New York Branch, as Co-Documentation Agents and certain other agents and lenders. The new bank credit facility provides an aggregate revolving loan commitment amount of up to $400 million ($300 million of which is available initially, with up to an additional $100 million becoming available to the extent that the Operating Partnership's leverage ratio falls below certain specified levels). The new bank credit facility also includes subcommitments for the issuance of letters of credit and loans to certain of the Operating Partnership's Canadian subsidiaries in Canadian Dollars, in each case in an amount of up to $100 million. The new bank credit facility replaces the prior bank facility, which was terminated in connection with the closing under the new bank credit facility. The new bank credit facility has an initial scheduled maturity in June 2005. The Operating Partnership has an option to extend the maturity for an additional year if certain conditions are met at the time of the initial scheduled maturity.

As with the prior facility, the debt under the new bank credit facility is guaranteed by certain of the Operating Partnership's existing subsidiaries and is currently secured by pledges of equity interests in many of the Operating Partnership's subsidiaries. The guarantees and pledges ratably benefit the Operating Partnership's new credit facility and the notes outstanding under the Operating Partnership's senior note indenture. Unlike the prior facility, all or a portion of the pledges are permitted to be released in the event that the Operating Partnership's leverage ratio falls below a certain level for two consecutive fiscal quarters.

The Operating Partnership has not made any drawings under the new bank credit facility.

Interest and Fees

The Operating Partnership pays interest on borrowings under the new bank credit facility at a rate that is set with reference to the Operating Partnership's leverage ratio. To the extent that amounts under the new bank credit facility remain unused, the Operating Partnership pays a quarterly commitment fee on the unused portion of the available loan commitment.

Financial and Other Covenants

The Operating Partnership's new bank credit facility establishes financial covenants for leverage, interest coverage, fixed charge coverage and unsecured interest coverage. While such financial covenants are similar to the financial covenants contained in the prior facility, the new bank credit facility contains fewer financial covenants and the covenant levels are generally less stringent than those that would have been applicable during comparable time periods under the prior facility.

The Operating Partnership's new bank credit facility does impose restrictions on many of the customary matters that were restricted in the prior facility. In general, however, the new bank credit facility is less restrictive in that it imposes fewer limitations on, among other things, the Operating Partnership's ability to: incur additional indebtedness; grant liens on assets; enter into affiliate transactions; pay dividends; and make acquisitions, investments and certain capital expenditures. In many cases, the Operating Partnership has modified covenants to reflect the requirements under the Operating Partnership's senior note indenture. Among the specific changes under the new bank credit facility are the following:

.. proceeds from insurance, the incurrence of indebtedness, and the issuance of equity are no longer required to be applied to repay credit facility borrowings

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..    proceeds from the sale of assets are required to be applied to repay credit facility borrowings only under circumstances where repayment would be required under the senior note indenture, and not in most other circumstances as was the case under the third amendment to the prior facility
..    restrictions on capital expenditures and investments in subsidiaries that are not guarantors are reduced to the extent that the Operating
     Partnership's leverage ratio falls below a certain level
..    acquisitions of new hotel properties are generally unrestricted
..    restrictions on the payment of dividends and the repurchase of stock are no longer tied to the Operating Partnership's leverage ratio being below a specified level, and are more consistent with the senior note indenture

In addition, the new bank credit facility reflects restrictions on incurrence of debt and the payment of dividends that are generally consistent with the senior note indenture. These provisions, under certain circumstances, limit debt incurrence to that incurred under a credit facility or in connection with a refinancing, and limit dividend payments to those necessary to maintain our tax status as a REIT. As a result of the effect on our business of the September 11 terrorist attacks and the recession, we expect that the Operating Partnership may be subject to these limitations beginning in the third quarter. Based on our estimates of taxable income for 2002, we expect the Operating Partnership to continue to pay the normal quarterly distributions on its preferred units as well as re-institute a modest dividend on its common units later this year.

                                      * * *

Forward-looking Statements

Certain matters discussed herein are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. We identify forward-looking statements in this report on Form 8-K by using words or phrases such as "believe," "expect," "may be," "intend," "predict," "project," "plan," "objective," "will be," "should," "estimate," or "anticipate," or the negative thereof or other variations thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual transactions, results, performance or achievements to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this report on Form 8-K to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

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Exhibit No.       Description
-----------       -----------
10.38             Credit Agreement, dated as of June 6, 2002, among Host
                  Marriott, L.P., Certain Canadian Subsidiaries of Host
                  Marriott, L.P., Deutsche Bank Trust Company Americas, Bank of America, N.A., Citicorp Real Estate, Inc., Credit
                  Lyonnais New York Branch, Wells Fargo Bank, N.A. and Various
                  Lenders (incorporated herein by reference to Exhibit 10.37 to Host Marriott, L.P.'s Current Report on Form 8-K filed with the Commission on June 14, 2002).

10.39 Pledge and Security Agreement, dated as of June 6, 2002, among Host Marriott, L.P. and the other Pledgors named therein and Deutsche Bank Trust Company Americas, as Pledgee (incorporated herein by reference to Exhibit 10.38 to Host Marriott, L.P.'s Current Report on Form 8-K filed with the Commission on June 14, 2002).

10.40 Subsidiaries Guaranty, dated as of June 6, 2002, by the subsidiaries of Host Marriott, L.P. named as Guarantors therein (incorporated herein by reference to Exhibit 10.39 to Host Marriott, L.P.'s Current Report on Form 8-K filed with the Commission on June 14, 2002).

99.1              Press Release dated June 14, 2002



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HOST MARRIOTT CORPORATION

                                           By:  /s/Robert E. Parsons, Jr.
                                               ------------------------------
        Date:  June 14, 2002                   Name:  Robert E. Parsons, Jr.
                                               Title: Executive Vice President
                                               and Chief Financial Officer



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EXHIBIT INDEX

Exhibit No.       Description

-----------       -----------
10.38             Credit Agreement, dated as of June 6, 2002, among Host
                  Marriott, L.P., Certain Canadian Subsidiaries of Host
                  Marriott, L.P., Deutsche Bank Trust Company Americas, Bank of America, N.A., Citicorp Real Estate, Inc., Credit
                  Lyonnais New York Branch, Wells Fargo Bank, N.A. and Various
                  Lenders (incorporated herein by reference to Exhibit 10.37 to Host Marriott, L.P.'s Current Report on Form 8-K filed with the Commission on June 14, 2002).

10.39 Pledge and Security Agreement, dated as of June 6, 2002, among Host Marriott, L.P. and the other Pledgors named therein and Deutsche Bank Trust Company Americas, as Pledgee (incorporated herein by reference to Exhibit 10.38 to Host Marriott's Current Report on Form 8-K filed with the Commission on June 14, 2002).

10.40 Subsidiaries Guaranty, dated as of June 6, 2002, by the subsidiaries of Host Marriott, L.P. named as Guarantors therein (incorporated herein by reference to Exhibit 10.39 to Host Marriott, L.P.'s Current Report on Form 8-K filed with the Commission on June 14, 2002).

99.1              Press Release dated June 14, 2002



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